Fifth Third Bank | All Rights Reserved UBS Global Financial Services Conference Kevin Kabat, President and CEO Chris Marshall, EVP and CFO May 16, 2007 Exhibit 99.1

FIFTH THIRD BANK

Traverse City
Grand Rapids
Detroit
Cleveland
Chicago
Toledo
Pittsburgh
Columbus
Indianapolis
Dayton
Cincinnati
Huntington
St. Louis
Evansville
Florence
Louisville
Lexington
Nashville
Orlando
Tampa
Naples

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Fifth Third profile
$100 billion assets (#13)
$22 billion market cap* (#12)
1,161 banking centers
2,104 ATMs
18 affiliates in 10 states
$1.4 billion net income
#
* as of 5/10/07.
#
1Q07 annualized.

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Historical context
Strong sales culture
—
Loan, deposit growth > industry
—
Affiliate/entrepreneurial drive
Strong expense management
—
Low 50s efficiency ratio
Average service/customer satisfaction
—
“Sold through” attrition (e.g., DDA high-teens)
Internal orientation
Retain and leverage historical strengths while capturing
incremental growth opportunities

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Strategic focus: 2007–2009
Deliver growth in excess of industry
Enhance the customer experience
Increase employee engagement
Institutionalize enterprise operational excellence

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Growth opportunities
Areas of evident success
—
De novo – accelerate new branch openings
—
Credit card – increase cardholder acquisition
—
Healthcare – enhance product offerings, specialized channel
Works in progress
—
Commercial underserved markets – targeted markets for
deployment of additional bankers and teams
—
Middle market expansion – expand products, services, and
sales
—
Small business banking – leverage existing distribution
channels
Deferred
—
Commercial new markets (LPOs) – targeted markets for
deployment of additional bankers and teams

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0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
Y1 Y2 Y3 Y4 Y5 Y6
2001 2002 2003 2004 2005 2006
$40MM Y6 pace
(new target)
$35MM Y6 pace
(original target)
De novo deposit growth
FDIC data: average annualized deposits by FDIC deposit year vintage
Source: SNL, FDIC deposit year vintages (July 1-June 30). Deposit balances annualized using day-weighting (e.g., branch opened Dec. 31 of a given year has first year deposits doubled; second year deposits multiplied by 1.333x, etc.) All Fifth Third full service de novos (excludes BankMart, satellite office, retirement center locations). Excludes relocations and locations with first year deposits >$30 million.
FDIC Vintage Yr Total De Novos
2001: 16; 2002: 8; 2003: 27;
2004: 45; 2005: 51; 2006: 57
(2007: 75 builds, net 50)
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
Y1 Y2 Y3 Y4 Y5 Y6
2001 2002 2003 2004 2005 2006
$40MM Y6 pace
(new target)
$35MM Y6 pace
(original target)
All full service 5/3 de novos
Target market full service 5/3 de novos
FDIC Vintage Yr Tgt Mkt De Novos
2001: 3; 2002: 3;
2003: 6;
2004: 20; 2005:28; 2006: 34
(2007: 58 builds)

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Fifth Third healthcare strategy
Relationships
• less than 50 hospitals/health systems (<10 for-profit)
• less than 2,000 physicians/medical practice groups
• Over 600 healthcare entities in-footprint with revenues > $100 Million
• Approximately 150,000 healthcare entities in-footprint; < 5,000 existing relationships
Relationships
• Primary Bank for fewer than 50 hospitals / health systems
• Over 600 healthcare entities in-footprint with revenues > $100 Million
• Current market share of 2.3% (12.7% gap to total commercial business market share)
Significant opportunity to gain share within footprint and in selected national markets
Promote a comprehensive healthcare strategy for the Bancorp
• Establish healthcare as a core competency of Fifth Third
- Hired senior executive to lead initiative
- Established national team to target relationships in excess of $100M
- Coordinate all healthcare strategies and offerings across all LOBs
• Define healthcare market, targeted opportunities, and pursuit strategy
- EOB image capture, denial management and secondary billing capabilities
- Pharma, disease management, dialysis, hospice, OT/PT, imaging
- Managed care, home health, insurance, specialty hospitals, behavioral health
• Double current market share of 2.3% -> 5% by 2011

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Credit cards: capturing our fair share
13th largest bank, 24th largest credit card issuer
We’ve underinvested in the credit card business relative to competitors
Significant opportunity in high risk-adjusted return business
— Improve retail production by deploying sales technologies to enhance ease of sale
— Move from “ultra” conservative underwriting to “conservative” underwriting
(weighted average FICO from >740 to >720)
— Optimize profitability of existing portfolio through modest investments in marketing, analytics, and human capital
Goal: double assets, accounts, net income by 2009
Assets Accounts Net income
2006 2009
1,100
2,400
1.0
2.0
41
83
($ MMs)

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FTPS: key growth engine
Merchant
• 4
th
Largest U.S. Acquirer
• Over 31,000 merchants
• $150B in processing volume
• Over 4.4M acquired transactions
Bankcard
• $1.1B in outstanding balances
• 1.0MM cardholders
• #1 Debit MasterCard Issuer
• 24
th
largest U.S. bankcard issuer
Financial Institutions
• 2,300 FI relationships
• Over 900MM POS/ATM transactions
46%
35%
19%
Merchant Services
Financial Institutions
Bankcard
2006 revenue*
* Excludes $78 million in pre-tax gains related to sale of Mastercard equity

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Strong growth, high value business
0
50
100
150
200
250
Merchant
Card Interchange
FI/EFT
CAGR
12%
CAGR
36%
CAGR
22%
CAGR +20%
*1Q04 excludes $20 million in revenue related to the previously disclosed sale of certain small merchant contracts representing $93 million in annual revenue.

Fifth Third Bank | All Rights Reserved
72
70
67
72
70
70
72
72
72 72
71
72
76
78
79
80
2004 2005 2006
Citigroup
Wells
Chase
B of A
Fifth Third
Wachovia
University of Michigan – ACSI Survey
Surveyed customers of large U.S. banks*
*Fifth Third Bank engaged the American Customer Satisfaction Index (ACSI) in custom research projects surveying Fifth Third Bank customers in the
4th
quarter of 2004, 4th quarter of 2005 and
fourth quarter of 2006. In the surveys, ACSI used the same statistical methodology as the independently measured banks, Wachovia, Bank of America, Chase, Wells Fargo, and Citigroup.

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Enterprise Operational Excellence
Improve operational efficiencies
—
Standardize, digitize and optimize core processes
—
Deploy technology to eliminate manual processes and improve quality
—
Reducing cycle times and errors is increasing customer satisfaction
Modernize servicing platforms and capabilities
—
Understand our customers, know our customer & know their issues
—
Call Center transformation to improve customer experiences
—
Provide seamless & consistent support between web, voice, ATM, etc.
Integrated product suites to help our customers be more effective
—
Remote Capture product suite
—
Virtual vault
—
National Lockbox
—
Healthcare EOB 835 suite

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Fifth Third: 2007 Outlook
Net interest income  Mid-to-high single digits
Net interest margin  3.35-3.45%
Noninterest income*  High single digits
Noninterest expense**  Mid single digits
Loans  Mid-to-high single digits
Core deposits  Mid single digits
Net charge-offs  Low 50s bps range
Effective tax rate [non-tax equivalent]  29-30%
Tangible equity/tangible asset ratio       2007 year-end target 7%
* comparison with prior year excludes $415 million of losses recorded in noninterest income related to fourth quarter 2006 balance sheet actions
** comparison with the prior year excludes $49 million of charges: $10 million in third quarter 2006 related to the early retirement of debt, and $39 million in the fourth quarter 2006 related to termination of financing agreements
Category Growth, percentage, or bps range

FIFTH THIRD BANK

1998Y
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
1Q07
2007E

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Credit quality
Stable net charge-off experience
Consistent trends in probability of default ratings
—
2003 through 1Q07 all in 6.1-6.3 PD range
Over 75% of commercial loans originated or renewed in past two years
Midwest economy
0.39%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
Peer group median Fifth Third
2007 full year
outlook: low
50s bps
Total net charge-offs

FIFTH THIRD BANK

1998Y
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
1Q07
2007E

©

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0.27%
0.53%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
Total Commercial Total Consumer
Credit quality (cont.)
Full year low
60s bps
Commercial NCO ratios have historically ranged between 20-60 bps
—
2006: 34 bps
—
4Q06: 42 bps
—
1Q07: 27 bps
Consumer NCO ratios have historically ranged between 40-65 bps
—
2006: 55 bps
—
4Q06: 64 bps
—
1Q07: 53 bps
Commercial and consumer net charge-offs*
*Excludes leases prior to 2006
Full year
high 30s bps

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Capital plan
Current tangible capital levels very strong
—
Tangible common equity/tangible assets ratio of 7.65% at 3/31/07
—
2007 year-end TCE/TA target: 7%
2007 plans
—
Improve efficiency of capital structure through limited substitution of hybrids for common stock
—
Share repurchase authorization of 8.8 million shares (approximately
$355 million) as of 3/31/07
Future considerations
—
Evaluate future capital position in context of performance, operating environment, and acquisition plans
—
Maintain strong regulatory capital levels in conjunction with management of tangible equity ratio
—
Maintain strong capital levels relative to peers and commensurate with business profile

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M&A – what matters to Fifth Third
Markets
—
Expansion into demographically attractive geographies
—
Creation of deeper shares in existing markets
Attractive business lines
—
Supplement existing business, addition of complementary
businesses or capabilities
Favorable economics
—
Conservative assumptions
—
Accretion within a reasonable timeframe
—
Deal IRR hurdle of mid-teens
Protection of debt ratings

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Fifth Third: building a better tomorrow
Balancing growth and profitability
Capitalizing on strengths and developing plans to address
areas of weakness
Communicating clearly with investors
Delivering on promises
Returning to above-par performance and shareholder returns

Fifth Third Bank | All Rights Reserved
Cautionary Statement
This report may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities
Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions, either national or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected;
(2) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (3)
changes in the interest rate environment reduce interest margins; (4) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (5) changes and trends in capital markets; (6) competitive pressures among depository institutions increase significantly; (7) effects of critical accounting policies and judgments; (8) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (9) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (10) ability to maintain favorable ratings from rating agencies;
(11) fluctuation of Fifth Third’s stock price; (12) ability to attract and retain key personnel; (13) ability to receive dividends from its subsidiaries; (14) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (15) difficulties in combining the operations of acquired entities; (16) ability to secure confidential information through the use of computer systems and telecommunications network; and (17) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp's Annual Report on Form 10-K for the year ended December 31, 2006, as amended, filed with the United States Securities and Exchange Commission (SEC). Copies of this filing are available at no cost on the SEC's Web site at www.sec.gov or on the Fifth Third’s Web site at www.53.com. Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.